Travelers
Corporate
Loan Fund Inc.




Annual Report
September 30, 1999


[GRAPHIC]

Travelers
Corporate
Loan Fund Inc.

[PHOTO]                            [PHOTO]

Heath B.                           Glenn N.
McLendon                           Marchak

Chairman                           Vice President and
                                   Investment Officer


Dear Shareholder:

We are pleased to provide you with the annual report for the Travelers Corporate Loan Fund Inc. ("Fund") for the period ended September 30, 1999. We hope you find this report useful and informative. This report covers the period from the Fund's inception, November 20, 1998, through September 30, 1999 ("the reporting period"). During the reporting period, the Fund distributed income dividends totaling $0.85 per share. The table below shows the annualized distribution rate based on the Fund's initial offering price ("OP"), net asset value per share ("NAV") at September 30, 1999 and the New York Stock Exchange ("NYSE")closing price at September 30, 1999.

                Price                  Annualized
              Per Share            Distribution Rate*
            ---------------        ------------------
            $15.00 (OP)                  7.68%
            $15.19 (NAV)                 7.58%
            $14.375 (NYSE)               8.01%

Portfolio Review

Consistent with our original strategy, the Fund's portfolio is comprised entirely of corporate loans of U.S. issuers. The loans in the portfolio continue to perform well. Since our last report, we have increased the Fund's dividend twice.

At September 30, 1999, we had total net assets of $148.5 million which had an average rating of Ba3. We continue to maintain a comfortable margin over the $15.00 per share NAV at the inception of the Fund. Please note that our NAV has been calculated to date using current market prices for each loan as determined weekly by a third party pricing service.

The corporate loan asset class has continued to perform well since our last report. The trends in the financial markets that tend to positively affect the corporate loan

--------------
* This distribution rate assumes a current monthly income dividend rate of $0.096 per share for twelve months.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             1
asset class on a relative basis have continued. Those trends include a general expectation for higher interest rates, continued turbulence in the high yield bond market and generally higher volatility across financial markets.

The Federal Reserve Board ("Fed") increased short-term interest rates on June 30, 1999 by 25 basis points and again on August 24, 1999 by another 25 basis points./2/ As the interest rates payable on the loans in the Fund's portfolio are calculated based upon LIBOR/1/, the rate increase should improve the return on the Fund's portfolio, all other things being equal. (Of course, no guarantees can be made that this will occur.) However, since the loans in the Fund's portfolio have varying interest rate reset dates, it may take some time for the full effect of the rate increases to completely work their way into the portfolio.

As previously noted, on September 20, 1999 and on October 14, 1999, we announced increases to the Fund's monthly dividend. The September 20, 1999 increase caused the dividend to rise from $0.09375 per share to $0.095 per share. On October 14, 1999, we announced another increase in the dividend from $0.095 per share to $0.096 per share.

Investment Strategy

The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate collateralized senior loans. Unlike fixed-rate investments, the interest rate on these collateralized loans will periodically adjust in response to changes in the market interest rates. These rate adjustments provide investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates.

Our investment strategy has not changed appreciably since our last report. We continue to focus on finding the highest quality assets at reasonable prices. We believe the Fund's portfolio is well diversified and we will continually look to improve diversification at the margin. As conditions in the financial markets have grown more volatile, we have become more selective in our investment approach. At the same time, we continually monitor our existing holdings in an attempt to identify negative trends in advance of any potential credit problems and to ensure that changing economic factors do not result in an unacceptably high level of vulnerability for any of the loans in the portfolio. We expect that the financial markets will continue to be somewhat more volatile for the remainder of 1999 and we remain committed to our present investment strategy.

----------------
/1/ London Interbank Offered Rate (LIBOR) is the rate the most creditworthy international banks dealing in eurodollars charge each other for large loans.
/2/ On Tuesday, November 16, 1999, the Fed raised short-term rates by 25 basis points after this letter was written.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

There have been and we expect that there will continue to be for the remainder of 1999, a larger number of loans in the portfolio that will be prepaid than there are in a typical period. Based on current transactions, we should be able to replace a large portion of this portfolio runoff almost immediately. Moreover, we anticipate that we will be able to stay fully invested. As always, we will attempt to carefully pick our spots in making replacements in the portfolio. Our primary goal is to work hard to maximize the diversification of the Fund and operate successfully within the confines of its high credit standards.

Corporate Loan Market Update and Outlook

In our view, the quality of loans offered during the fourth quarter of 1999 was somewhat disappointing. While we did participate in a number of new transactions, there were many that we declined. Investors in the market generally held the line on credit standards and forced many transactions to be restructured, creating more favorable terms for investors. Credit structures have generally remained sound and pricing has held steady. We think that trends bode well for future transactions under consideration.

New issuance in September 1999 and in October 1999 has been relatively strong. However, volume going forward will be difficult to predict as the uncertainties surrounding the Y2K issue obscure our vision beyond a short-term horizon. The secondary trading market was soft through most of the period due to decreased investor activity. More recently, however, secondary prices and trading volume have increased. We expect new capital to come into the market over the next few quarters that should continue to lift prices in the secondary market. Nonetheless, it will also increase competition among investors for quality assets.

Economic Outlook

We continue to expect favorable economic conditions for the next few years with much better balance in economic growth. Improvement in global growth has led to a pickup in the U.S. manufacturing and export sectors that have been weak for the past two years. We believe that the consumer sector is showing signs of reaching its limit as the impact of higher interest rates and the recent lackluster performance of the stock market are beginning to slow consumer spending. However, the slowdown in consumption should not be too significant because employment is at extremely high levels and income growth remains strong. Although we expect some inflationary signals in upcoming economic reports, inflation should not be a problem assuming a consumer slowdown takes place. We anticipate that corporate profits will continue to do well in this environment, with industrial companies benefiting and consumer companies coming under more pressure.


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Travelers Corporate Loan Fund Inc.                                             3

In our opinion, the major risk to the markets may be consumer spending. A slowdown in consumer spending has been predicted for the past few years but has not yet happened. The risk is that strong employment, robust wage growth and rising home prices far outweigh any negative impact from higher interest rates and a weak stock market. As a result consumer spending would not become moderate, which more than likely will cause the Fed to be more aggressive in raising interest rates in 2000.

While there has been an increase in credit defaults, we think this is largely a result of an increase in leverage in credit structures two or three years ago (a trend which has been reversed) rather than a more broad-based problem. Given our outlook for the U.S. economy, corporate credit for the most part is in fairly good shape.

While no guarantees can be made, as short term rates increase, the earnings from the Portfolio should increase. As long as interest rates do not increase to a point where they adversely affect economic activity, the current level of rates should be favorable to the corporate loan asset class in general and the Travelers Corporate Loan Fund in particular.

Thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to achieving our objectives of maximizing income consistent with prudent efforts to preserve capital. We promise to seek the best risk-adjusted returns available in the corporate loan asset class and work diligently to provide you with a stable long-term investment offering competitive returns.


Sincerely,



/s/ Heath B. McLendon                             /s/ Glenn N. Marchak

Heath B. McLendon                                 Glenn N. Marchak
Chairman                                          Vice President and
                                                  Investment Officer

October 15, 1999


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                       September 30, 1999
--------------------------------------------------------------------------------

    FACE                                   LOAN         STATED
   AMOUNT                SECURITY          TYPE        MATURITY        VALUE
================================================================================
SENIOR COLLATERALIZED LOANS -- 99.5%
Aerospace/Defense -- 4.6%
$ 9,912,463  Decrane Aircraft Holdings     Term B        9/30/05     $ 9,937,245
--------------------------------------------------------------------------------
Automotive -- 8.7%
  5,000,000  American Axle &
             Manufacturing Inc.            Term B        4/30/06       4,975,000
  3,750,000  Dura Automotive Systems       Term B         3/3/06       3,747,750
  3,000,000  Federal Mogul Corp.           Term B       12/19/05       2,994,300
  1,973,684  JL French Automotive          Term B       10/21/06       1,983,553
  4,962,500  Stoneridge Inc.               Term B       12/31/05       4,959,523
--------------------------------------------------------------------------------
                                                                      18,660,126
--------------------------------------------------------------------------------
Building Materials -- 2.8%
  2,977,500  Panolam Industries
             International                 Term B        1/29/06       2,973,927
  3,000,000  Trussway Holdings Inc.        Term B        6/29/08       2,996,400
--------------------------------------------------------------------------------
                                                                       5,970,327
--------------------------------------------------------------------------------
Chemicals -- 7.4%
  4,884,614  Ethyl Corp.                   Term B        2/18/07       4,884,614
  1,500,000  Huntsman ICI Chemical LLC     Term B        5/18/07       1,496,250
  1,500,000  Huntsman ICI Chemical LLC     Term C        5/18/08       1,496,250
  5,213,072  Lyondell Petrochemical Co.    Term B        6/30/05       5,173,974
  2,992,500  Lyondell Petrochemical Co.    Term E        5/17/06       2,999,981
--------------------------------------------------------------------------------
                                                                      16,051,069
--------------------------------------------------------------------------------
Construction Machinery -- 1.4%
  3,000,000  United Rentals                Term C        7/15/06       2,994,300
--------------------------------------------------------------------------------
Consumer Products -- 4.6%
    950,000  American Safety Razor         Term B        1/31/05         948,860
  2,862,241  Doane Pet Care Co.            Term B       11/12/05       2,869,398
  3,092,757  Doane Pet Care Co.            Term C       11/12/06       3,100,490
  2,000,000  Holmes Product Corp.          Term B         2/5/07       2,002,600
  1,000,000  Shop Vac Corp.                Multi-Draw     7/7/07       1,000,000
--------------------------------------------------------------------------------
                                                                       9,921,348
--------------------------------------------------------------------------------
Financial Institutions -- 2.7%
  2,000,000  Bridge Information Systems    Multi-Draw    5/29/03       1,988,800
  3,750,000  Bridge Information Systems    Term B        5/29/05       3,750,000
--------------------------------------------------------------------------------
                                                                       5,738,800
--------------------------------------------------------------------------------
Food -- 0.7%
  1,393,000  New World Pasta Co.           Term B        1/28/06       1,397,318
--------------------------------------------------------------------------------
Health Care -- 4.8%
  3,500,000  Oxford Health Plans           Term B        5/13/03       3,497,900
  6,835,141  Stryker Corp.                 Term B        12/4/05       6,839,242
--------------------------------------------------------------------------------
                                                                      10,337,142
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             5

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

    FACE                                    LOAN          STATED
   AMOUNT                SECURITY           TYPE         MATURITY       VALUE
================================================================================
Independent Energy -- 4.6%
$10,000,000  Heating Oil Partners           Term B        9/30/03    $ 9,975,000
--------------------------------------------------------------------------------
Industrial - Other -- 8.7%
  3,000,000  General Cable Corp.            Term B        5/28/07      3,009,300
  1,496,250  Mueller Group Inc.             Term B        8/12/06      1,496,250
  1,496,250  Mueller Group Inc.             Term C        8/12/07      1,496,250
  4,842,115  SPX Corp.                      Term A        10/6/04      4,848,410
  4,949,999  SPX Corp.                      Term B        9/30/06      4,968,810
  2,992,500  Western Industries Inc.        Term B        6/23/06      2,990,705
--------------------------------------------------------------------------------
                                                                      18,809,725
--------------------------------------------------------------------------------
Media - Cable -- 5.3%
  5,000,000  Charter Communications
             Operating LLC                  Term B       12/30/07      4,994,000
  2,000,000  Classic Cable Inc.             Term B        1/23/08      1,997,600
  1,000,000  Classic Cable Inc.             Term C        1/23/08        998,800
  3,500,000  TWFanch-One Co.                Term B        2/24/08      3,515,400
--------------------------------------------------------------------------------
                                                                      11,505,800
--------------------------------------------------------------------------------
Media - Non-Cable -- 9.7%
  4,875,252  21st Century Newspapers        Term B        9/15/05      4,850,876
  2,000,000  American Media Operations      Term B         4/1/07      2,002,600
  5,000,000  Emmis Communications           Term B        2/28/07      4,998,500
  4,000,000  Susquehanna Media Co.          Term B        4/30/05      4,022,400
  5,000,000  Ziff-Davis Inc.                Term B        3/31/06      5,019,000
--------------------------------------------------------------------------------
                                                                      20,893,376
--------------------------------------------------------------------------------
Metals -- 2.3%
  4,984,095  Ucar International Inc.        Term C       12/31/01      4,971,635
--------------------------------------------------------------------------------
Other - Energy -- 1.4%
  3,000,000  Transmontaigne Inc.            Term D         7/1/06      2,988,900
--------------------------------------------------------------------------------
Packaging -- 1.4%
  3,000,000  Graham Packaging Co.           Term D        1/31/07      3,001,800
--------------------------------------------------------------------------------
Paper -- 7.8%
  9,900,000  Jefferson Smurfit Co.          Term B        3/24/06      9,918,810
  3,440,082  Packaging Corp. of America     Term B         4/1/07      3,459,347
  3,440,082  Packaging Corp. of America     Term C         4/1/08      3,459,347
--------------------------------------------------------------------------------
                                                                      16,837,504
--------------------------------------------------------------------------------
Pharmaceuticals -- 6.2%
 10,447,500  King Pharmaceuticals, Inc.     Term B       12/28/06     10,473,619
  2,940,113  Roberts Pharmaceuticals
             Corp.                          Term B        6/30/03      2,936,585
--------------------------------------------------------------------------------
                                                                      13,410,204
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

    FACE                                      LOAN         STATED
   AMOUNT                SECURITY             TYPE         MATURITY     VALUE
================================================================================
Real Estate Investment Trust -- 4.6%
$10,000,000  Starwood Hotels and Resorts      IRN         2/23/03   $ 10,006,000
--------------------------------------------------------------------------------
Telecommunications -- 8.0%
  4,962,500  Centennial Cellular
             Operating Co.                    Term B      5/31/07      4,974,906
  4,962,500  Centennial Cellular
             Operating Co.                    Term C     11/30/07      4,974,906
  7,354,296  Superior TeleCom Inc.            Term B     11/27/05      7,382,244
--------------------------------------------------------------------------------
                                                                      17,332,056
--------------------------------------------------------------------------------
Transportation -- 1.8%
  4,000,000  Sea Containers                   IRN         5/19/00      3,970,000
--------------------------------------------------------------------------------
             TOTAL SENIOR COLLATERALIZED LOANS
             (Cost -- $214,144,118)                                  214,709,675
================================================================================
SHORT-TERM INVESTMENTS -- 0.5%
Time Deposit -- 0.5%
  1,000,000  American Home Product, 5.550% due 10/1/99
             (Cost -- $1,000,000)                                      1,000,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $215,144,118*)                                $215,709,675
================================================================================
*  Aggregate cost for Federal income tax purposes is substantially the same.


   Abbreviations used in schedule:
   -------------------------------
   Term B -- Term Loan B
   Term C -- Term Loan C
   Term D -- Term Loan D
   Term E -- Term Loan E
   Multi Draw -- Multi Draw Term Loan
   IRN -- Increasing Rate


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             7

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $215,144,118)                     $ 215,709,675
  Dividends and interest receivable                                    1,193,283
  Other assets                                                             7,930
--------------------------------------------------------------------------------
  Total Assets                                                       216,910,888
--------------------------------------------------------------------------------
LIABILITIES:
  Notes payable                                                       67,000,000
  Dividends payable                                                      428,008
  Payable to bank                                                        367,707
  Management fees payable                                                168,428
  Interest payable                                                       150,643
  Accrued expenses                                                       248,135
--------------------------------------------------------------------------------
  Total Liabilities                                                   68,362,921
--------------------------------------------------------------------------------
Total Net Assets                                                    $148,547,967
================================================================================
NET ASSETS:
  Par value of capital shares                                       $      9,782
  Capital paid in excess of par value                                146,297,239
  Undistributed net investment income                                  1,454,270
  Accumulated net realized gain from security transactions               221,119
  Net unrealized appreciation of investments                             565,557
--------------------------------------------------------------------------------
Total Net Assets                                                    $148,547,967
================================================================================
Shares Outstanding                                                     9,781,667
--------------------------------------------------------------------------------
Net Asset Value                                                           $15.19
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

For the Period Ended September 30, 1999(a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                          $13,909,727
  Less: Interest expense                                             (2,114,883)
--------------------------------------------------------------------------------
  Total Investment Income                                            11,794,844
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            1,666,210
  Organization costs                                                    306,999
  Audit and legal                                                       152,701
  Shareholder communications                                            125,000
  Directors' fees                                                        40,675
  Shareholder and system servicing fees                                  32,051
  Custody                                                                 2,000
  Other                                                                  32,806
--------------------------------------------------------------------------------
  Total Expenses                                                      2,358,442
--------------------------------------------------------------------------------
Net Investment Income                                                 9,436,402
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              99,612,838
    Cost of securities sold                                          99,391,719
--------------------------------------------------------------------------------
  Net Realized Gain                                                     221,119
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                                      --
    End of period                                                       565,557
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                               565,557
--------------------------------------------------------------------------------
Net Gain on Investments                                                 786,676
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $10,223,078
================================================================================
(a) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             9

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

For the Period Ended September 30, 1999(a)

OPERATIONS:
  Net investment income                                            $  9,436,402
  Net realized gain                                                     221,119
  Increase in net unrealized appreciation                               565,557
--------------------------------------------------------------------------------
  Increase in Net Assets from Operations                             10,223,078
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                              (8,175,111)
--------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders          (8,175,111)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Proceeds from sale of shares (net of $225,000 offering costs)     146,500,000
  Cost of shares reacquired                                                  --
--------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions               146,500,000
--------------------------------------------------------------------------------
Increase in Net Assets                                              148,547,967
NET ASSETS:
  Beginning of period                                                        --
--------------------------------------------------------------------------------
  End of period*                                                   $148,547,967
================================================================================
* Includes undistributed net investment income of:                   $1,454,270
================================================================================
(a) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Cash Flows
--------------------------------------------------------------------------------

For the Period Ended September 30, 1999(a)

CASH FLOWS USED BY OPERATING AND INVESTING ACTIVITIES:
  Interest and dividends received                                 $  12,359,627
  Operating expenses paid                                            (1,708,850)
  Interest paid on bank loans                                        (1,898,199)
  Organization costs                                                   (306,999)
  Purchases of portfolio securities                                (314,179,021)
  Proceeds from disposition of long-term securities                  99,612,838
--------------------------------------------------------------------------------
  Net Cash Used By Operating and Investing Activities              (206,120,604)
--------------------------------------------------------------------------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Net borrowings under line-of-credit agreement                      67,000,000
  Proceeds from issuance of Common Stock                            146,500,000
  Cash dividends paid on Common Stock                                (7,747,103)
--------------------------------------------------------------------------------
  Net Cash Flows Provided By Financing Activities                   205,752,897
--------------------------------------------------------------------------------
NET DECREASE IN CASH                                                   (367,707)
Cash -- Beginning of Period                                                  --
--------------------------------------------------------------------------------
Payable to Bank -- End of Period                                  $    (367,707)
================================================================================

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS
TO NET CASH FLOWS PROVIDED BY OPERATING
AND INVESTING ACTIVITIES:
  Increase in Net Assets From Operations                             10,223,078
--------------------------------------------------------------------------------
  Amortization of discount on securities                               (602,238)
  Increase in investments, at value                                (215,107,437)
  Increase in other assets                                               (7,930)
  Increase in interest payable for money borrowed                       150,643
  Increase in dividends and interest receivable                      (1,193,283)
  Increase in accrued expenses                                          416,563
--------------------------------------------------------------------------------
  Total Adjustments                                                (216,343,682)
--------------------------------------------------------------------------------
Net Cash Flows Used By Operating and Investing Activities         $(206,120,604)
================================================================================
(a) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            11

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of net investment loss amounting to $192,979 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc. the Fund's investment adviser, with the assistance of the Travelers Asset Management International Corporation ("TAMIC"), the sub-adviser, will consider among other factors: (i) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (ii) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

until next interest rate reset, maturity, terms and conditions; SSBC may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SSBC will not rely solely on such prices or quotations.

Facility fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2.   Management Agreement and Transactions with Affiliated Persons

SSBC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which is a wholly-owned subsidiary of Citigroup, Inc., acts as investment adviser for the Fund. The Fund pays SSBC a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average weekly assets. This fee is calculated weekly and paid monthly.

SSBC has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a subadvisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SSBC pays TAMIC a fee of 0.50% of the value of the Fund's average weekly assets for the services TAMIC provides as sub-adviser. This fee is calculated weekly and paid monthly.

All officers and one Director of the Fund are employees of either Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup, Inc. or its affiliates.

3.   Investments

During the period ended September 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $313,179,021
--------------------------------------------------------------------------------
Sales                                                                99,612,838
================================================================================

At September 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                          $664,690
Gross unrealized depreciation                                           (99,133)
--------------------------------------------------------------------------------
Net unrealized appreciation                                            $565,557
================================================================================


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4.   Commitments

Pursuant to certain terms of the senior loan agreements, the Fund had unfunded loan commitments of approximately $2,000,000 as of September 30, 1999. The Fund generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of the unfunded loan commitment.

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement matures on February 1, 2000 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. The amount of aggregate borrowings outstanding at September 30, 1999 was $67.0 million at a weighted average interest rate of 5.78%, which represented 31.08% of net assets plus borrowings. Average aggregate borrowings for the period ended September 30, 1999, were $63,454,865 and the average annualized interest rate was 5.63%.

5.   Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,394 was paid by SSBC. The balance of $225,000 was paid by the Fund.

6.   Capital Shares

At September 30, 1999, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.

Transactions in shares were as follows:

                                                             Period Ended
                                                         September 30, 1999(a)
                                                       -------------------------
                                                         Shares        Amount
================================================================================
Shares sold (net of $225,000 offering costs)            9,781,667   $146,500,000
Shares reacquired                                              --             --
--------------------------------------------------------------------------------
Net Increase                                            9,781,667   $146,500,000
================================================================================
(a) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout the period ended
September 30:
                                                                        1999(1)
================================================================================
Net Asset Value, Beginning of Period                                     $15.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                                   0.97
   Net realized and unrealized gain                                        0.09
--------------------------------------------------------------------------------
Total Income From Operations                                               1.06
--------------------------------------------------------------------------------
Offering Costs on Issuance of Common Stock                                (0.02)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                                  (0.85)
--------------------------------------------------------------------------------
Total Distributions                                                       (0.85)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $15.19
--------------------------------------------------------------------------------
Total Return, Based on Market Value++                                      1.68%
--------------------------------------------------------------------------------
Total Return, Based on Net Asset Value++                                   7.45%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                       $148,548
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Net investment income                                                   7.48%
   Interest expense                                                        1.68
   Organization expense                                                    0.24
   Other expenses                                                          1.63
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      53%
--------------------------------------------------------------------------------
Market Value, End of Period                                             $14.375
================================================================================
(1)  For the period from November 20, 1998 to September 30, 1999.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            15

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Travelers Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Travelers Corporate Loan Fund Inc. as of September 30, 1999, the related statements of operations, changes in net assets, cash flows, and financial highlights for the period November 20, 1998 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Travelers Corporate Loan Fund Inc. as of September 30, 1999, the results of its operations, the changes in its net assets, cash flows, and financial highlights for the period November 20, 1998 (commencement of operations) to September 30, 1999, in conformity with generally accepted accounting principles.


                                                 /s/ KPMG LLP


New York, New York
November 16, 1999


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by First Data Investor Services Group, Inc. ("Plan Agent") as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by First Data Investor Services Group, Inc., as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            17

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)(continued)
--------------------------------------------------------------------------------

of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)(continued)
--------------------------------------------------------------------------------

open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            19

                     [This page intentionally left blank]

Directors
Allan J. Bloostein
Martin Brody
Dwight Crane
Robert Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Glenn N. Marchak
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser
SSB Citi Fund Management LLC

Sub-Investment Adviser
Travelers Asset Management
International Corporation

Custodian
PNC Bank, N.A.

Shareholder
Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266-8030




This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.




Travelers Corporate Loan Fund Inc.
388 Greenwich Street
New York, New York 10013